Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-48220

                         THE GABELLI MONEY MARKET FUNDS
                   THE GABELLI U.S. TREASURY MONEY MARKET FUND
                                  (THE "FUND")

               Supplement dated September 18, 2008, to the Fund's
                    Statement of Additional Information (the
                          "SAI") dated January 28, 2008

The ninth paragraph of the section entitled "The Manager" on page 14 of the SAI is replaced in its entirety with the following:

Additionally, the Manager contractually has agreed to waive all or a portion of its investment management fee and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 0.08% of the Fund's average daily net assets. This contractual arrangement is in effect through the Fund's fiscal year ending September 30, 2010.